SUPPLEMENT DATED OCTOBER 27, 2025

TO THE UPDATING SUMMARY PROSPECTUS DATED APRIL 28, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY

Corebridge MarketLock® Annuity

This supplement updates certain information in the above-referenced updating summary prospectus (the “Summary Prospectus”). The terms used in this supplement have the same meaning as in the Summary Prospectus. This supplement must be used in conjunction with the Summary Prospectus. For additional information, please read the prospectus which contains more information about the Contract. If you need a copy of the prospectus or Summary Prospectus, please call our Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/rila-documents.

Strategy Account Options

The following Strategy Account Options are available for allocation as of October 27, 2025:

Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)	Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)	Availability of Performance Capture

6 -Year Strategy Account Options without Lock Upside Parameter

S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction Trigger with Cap*	20% Buffer Rate	5% / 5% Trigger/Cap Rate	Manual or Automatic

S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	10% Buffer Rate	101% / 5% Participation/Cap Rate	Manual or Automatic

S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	20% Buffer Rate	101% / 5% Participation/Cap Rate	Manual or Automatic

1.

Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return Index.

2.

If your Strategy Account Option utilizes a “Point-to-Point” crediting method, the calculation will be based on two Index Values. The Index Change will be calculated using the Index Value on the Term Start Date and Term End Date (unless you exercise a Performance Capture or Lock Threshold is met). The use of a Point-to-Point crediting method results in your Index Credit Rate being calculated at a single point in time, even for a Strategy Account Option with a multi-year Term.

* The Strategy Account Option with Dual Direction Trigger with Cap is not available in California.

The following has been added to the “SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS” section:

Dual Direction Trigger with Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date subject to a Cap Rate, a Trigger Rate, and the absolute value of the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the Index performance on the Term End Date is positive and less than or equal to the absolute value of the Buffer Rate on the Term End Date, you will receive an Index Credit Rate equal to the Trigger Rate. If the Index performance on the Term End Date is positive and exceeds the absolute value of the Buffer Rate, you will receive a positive Index Credit Rate equal to the positive Index performance up to the Cap Rate. If the Index performance is negative and does not exceed the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the Trigger Rate. If the Index performance is negative and exceeds the Buffer Rate on the Term End Date, you will receive a negative Index Credit Rate equal to the negative Index performance in excess of the Buffer Rate.

Enhanced Participation and Cap - An Upside Parameter that operates identically to the Participation and Cap Upside Parameter but offers a higher (i.e., “enhanced”) minimum guaranteed Participation Rate. All descriptions, risks, and examples in this prospectus that refer to a Strategy Account Option with Participation and Cap also apply to a Strategy Account Option with Enhanced Participation and Cap.

The Summary Prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Contract, both dated October 27, 2025, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

Please keep this supplement with your Summary Prospectus.